EXHIBIT 10.7

DEERFIELD TRIARC CAPITAL CORP.

Form of Stock Award Agreement

THIS STOCK AWARD AGREEMENT, dated as of the ___ day of ____, 20__, between DEERFIELD TRIARC CAPITAL CORP., a Maryland corporation (the “Company”) and ________________________________ (the “Participant”), is made pursuant and subject to the provisions of the Company’s Stock Incentive Plan (the “Plan”), a copy of which has been made available to the Participant. All terms used herein that are defined in the Plan have the same meaning given them in the Plan.

1.          Award. Pursuant to the Plan, the Company, effective as of ___________, 20__ (the “Date of Grant”) granted to the Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, a Stock Award covering ________ shares of Common Stock.

2.          Vesting. The shares of Common Stock subject to this Stock Award are vested and transferable on the Date of Grant.

3.          Shareholder Rights. In accordance with the provisions of the Plan, on and after the Date of Grant the Participant shall have all the rights of a shareholder of the Company with respect to the shares of Common Stock subject to this Stock Award, including the right to vote such shares and receive dividends thereon.

4.          Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan mean the Plan as in effect on the Date of Grant.

5.          Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the successors of the Participant and the successors of the Company.

6.          Governing Law. This Agreement shall be governed by the laws of the State of Maryland.

IN WITNESS WHEREOF, the Company has caused this Stock Award Agreement to be signed by a duly authorized officer, and the Participant has affixed his signature hereto.

DEERFIELD TRIARC CAPITAL CORP.	PARTICIPANT

By:	By:
Name Title:	Name